EXHIBIT 23

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 2, 1999 included in this Form 10-K, into EcoScience Corporation's previously filed Registration Statement File Numbers 33-55206, and 333-25341.








                                                     ARTHUR ANDERSEN LLP

Roseland, New Jersey
April 19, 1999